Filed pursuant to Rule 497(k)
File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Cadence Capital Appreciation Fund

Supplement dated June 1, 2017 to the

Summary Prospectus dated October 1, 2016 (as revised June 1, 2017)

The following information supplements and supersedes any information to the contrary in the Summary Prospectus (the “Summary Prospectus”) of AMG Managers Cadence Capital Appreciation Fund (the “Fund”), dated and revised as noted above.

At a meeting held on March 15-16, 2017, the Board of Trustees of the Trust approved the reorganization of the Fund with and into AMG Renaissance Large Cap Growth Fund (the “Reorganization”), subject to the approval of shareholders of the Fund. If approved by the shareholders of the Fund, the Reorganization is expected to close on or about July 31, 2017, or as soon thereafter as practicable. Additional information is available in the proxy solicitation materials for the Reorganization.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE